UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     March 18, 2005
                                                  ----------------------

                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                   333-114041                               20-0645710
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           (Commission File Number)           (IRS Employer Identification No.)


             185 PLATTE CLAY WAY
              KEARNEY, MISSOURI                                64060
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Registration Statement, as amended, on Form S-4.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 21, 2005, Ply Gem Holdings, Inc. (the "Company") reported its results of operations for its fiscal quarter and the year ended December 31, 2004. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 4.02(A) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On March 18, 2005, the Company determined that it will restate its consolidated balance sheet as of October 2, 2004. On August 27, 2004, Ply Gem Industries, Inc. entered into a sale and leaseback transaction with net proceeds of approximately $36.0 million being used to fund a portion of the acquisition of MW Manufacturers Inc. It was the Company's intention that this transaction meet the criteria for a sale leaseback transaction and that the new leases would receive accounting treatment as operating leases. The original lease agreements were executed and treated as a sale leaseback transaction and were accounted for as operating leases in the Company's third quarter 2004 results. After further review in connection with the preparation of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Company concluded that for the Company's third quarter ended October 2, 2004, these leases did not meet the sale/leaseback criteria. The primary discrepancy that has been identified in the leases relates to default and exchange provisions. Therefore, as of October 2, 2004, approximately $36.0 million of land and buildings and the related financing obligation should have been recorded on the consolidated balance sheet. The impact of the correct lease accounting on the Company's third quarter net earnings would have been less than $50,000 and there has been no impact on the Company's operating cash flows.

         Management has discussed the restatement of the consolidated balance sheet with Ernst & Young LLP, the Company's independent registered public accounting firm. The Company will include the restated consolidated balance sheet as of October 2, 2004 in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004. In the interim, investors should no longer rely on the Company's consolidated balance sheet as of October 2, 2004, included in its Quarterly Report on Form 10-Q for the period ended October 2, 2004.


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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.

              Not applicable

(b)           Pro forma financial information.

              Not applicable

(c)           Exhibits.

              EXHIBIT NO.           DESCRIPTION
              -----------           -----------

               99.1                 Press Release dated March 21, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PLY GEM HOLDINGS, INC.



Date:  March 21, 2005               By: /s/ Shawn K. Poe
                                        ---------------------------------
                                        Shawn K. Poe
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary



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EXHIBIT INDEX

99.1    Press Release dated March 21, 2005